UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 12, 2024

UPBOUND GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(972) 801-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	UPBD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 12, 2024, Upbound Group, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fortuna Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Bridge IT, Inc., a Delaware Corporation (“Brigit”), and Shareholder Representative Services LLC, solely in its capacity as the representative, agent and attorney-in-fact of Brigit’s securityholders (the “Representative”), pursuant to which Merger Sub will merge with and into Brigit and Brigit will continue as the surviving corporation (the “Merger”).

The Merger Agreement provides that, subject to the terms and conditions set forth therein, the Company will pay to the Brigit securityholders:

•	Upon the consummation of the Merger (the “Closing”), aggregate consideration consisting of (i) aggregate cash consideration equal to $243,750,000, subject to certain adjustments and (ii) shares of the Company’s common stock, par value $0.01 per share, with an aggregate value of $81,250,000 based on the volume weighted average closing price of the Company’s Common Stock over the 10 consecutive trading days ending on (and including) the trading day immediately prior to the Closing (the “Aggregate Stock Consideration”). At its election, the Company may, in lieu of delivering the Aggregate Stock Consideration, pay any or all of such consideration in cash.

•	$75,000,000 in deferred consideration, payable in multiple installments, $37,500,000 of which will be payable 30 days following the first anniversary of the Closing and the remainder of which will be payable no later than 30 days following the second anniversary of the Closing.

•	Up to $60,000,000 in earnout payments based on achievement of certain financial performance metrics for the Brigit business in 2026.

The Merger Agreement provides that the portion of Aggregate Stock Consideration to be issued to Zuben Mathews, Chief Executive Officer and Co-Founder of Brigit and Hamel Kothari, Chief Technology Officer and Co-Founder of Brigit (the “Co-Founders”) will be subject to vesting and other limitations as set forth in a restricted stock agreement entered into with each such Co-Founder, with 10% of the Aggregate Stock Consideration issued to such Co-Founder vesting on the six months anniversary of the Closing, and the remaining 90% of such Aggregate Stock Consideration vesting in two installments on the twelve month and twenty-four month anniversaries of the Closing, respectively, with each such installment equal to 45% of the Aggregate Stock Consideration to be issued to such Co-Founder, in each case, subject to specified restrictions and exceptions. The Company has agreed to grant shelf registration rights to certain Brigit stockholders with respect to their portion of Aggregate Stock Consideration, subject to the terms and conditions of a registration rights agreement to be entered into between the Company and such stockholders at the Closing. Concurrently with the execution of the Merger Agreement, the Company is entering into employment agreements with each of the Co-Founders, to become effective following, and contingent upon, the Closing.

The Merger Agreement contains customary representations and warranties from each of the Company, Merger Sub and Brigit, and each party to the Merger Agreement has agreed to customary covenants, including, among other things, covenants relating to (i) the conduct of business during the interim period between the execution of the Merger Agreement and the Closing, and (ii) use of reasonable best efforts to obtain necessary regulatory approvals. The representations and warranties in the Merger Agreement will not survive the closing, and the Company has arranged a representation and warranty insurance policy, which is subject to typical exclusions and other customary terms, conditions and limitations.

Completion of the Merger is subject to customary conditions as set forth in the Merger Agreement, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and specified regulatory approvals.

The Merger Agreement provides certain termination rights for each of the Company and Brigit, including in the event the Merger is not consummated on or before April 1, 2025.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the Company or Brigit, their respective affiliates or their respective businesses.

Item 3.02. Unregistered Sales of Equity Securities.

The information reported above under Item 1.01 of this Current Report on Form 8-K regarding the Aggregate Stock Consideration is incorporated herein by reference.

The Aggregate Stock Consideration will be issued pursuant to exemptions from registration under the Securities Act by reason of Section 4(a)(2) thereof and Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure

On December 12, 2024, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On December 12, 2024, the Company released an investor presentation related to the transactions contemplated by the Merger Agreement. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information contained in this paragraph, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of December 12, 2024, by and among Upbound Group, Inc., Fortuna Merger Sub, Inc., Bridge IT, Inc. and Shareholder Representative Services LLC, solely in its capacity as the Representative.
99.1	Press Release, dated as of December 12, 2024
99.2	Investor Presentation, dated as of December 12, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* In accordance with Item 601(a)(5) of Regulation S-K certain schedules and exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K and the associated press release, investor presentation and webcast contain forward-looking statements that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “could,” “estimate,” “predict,” “continue,” “should,” “anticipate,” “believe,” or “confident,” or the negative thereof or variations thereon or similar terminology and include, among others, statements concerning (a) the anticipated benefits of the proposed transaction, (b) the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, (c) the anticipated closing date for the proposed transaction, (d) other aspects of both companies’ operations and operating results, and (e) our goals, plans and projections with respect to our operations, financial position and business strategy. However, there can be no assurance that such expectations will occur. The Company’s actual future performance could differ materially and adversely from such statements. Factors that could cause or contribute to such material and adverse differences include, but are not limited to: (1) risks relating to the proposed transaction, including (i) the inability to obtain regulatory approvals required to consummate the transaction with Brigit on the terms expected, at all or in a timely manner, (ii) the impact of the additional debt on the Company’s leverage ratio, interest expense and other business and financial impacts and restrictions due to the additional debt, (iii) the failure of conditions to closing the transaction and the ability of the parties to consummate the proposed transaction on a timely basis or at all, (iv) the failure of the transaction to deliver the estimated value and benefits expected by the Company, (v) the incurrence of unexpected future costs, liabilities or obligations as a result of the transaction, (vi) the effect of the announcement of the transaction on the ability of the Company or Brigit to retain and hire necessary personnel and maintain relationships with material commercial counterparties, consumers and others with whom the Company and Brigit do business, (vii) the ability of the Company to successfully integrate Brigit’s operations over time, (viii) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to Brigit’s business after the closing and (ix) other risks and uncertainties inherent in a transaction of this size and nature, (2) the general strength of the economy and other economic conditions affecting consumer preferences, demand, payment behaviors and spending; (3) factors affecting the disposable income available to the Company’s and Brigit’s current and potential customers; (4) the appeal of the Company’s and Brigit’s offerings to consumers; (5) the Company’s and Brigit’s ability to protect their proprietary intellectual property; (6) the impact of the competitive environment in the Company’s and Brigit’s industries; (7) the Company’s and Brigit’s ability to identify and successfully market products and services that appeal to their current and future targeted customer segments; (8) consumer preferences and perceptions of the Company’s and Brigit’s brands; (9) the Company’s and Brigit’s compliance with applicable laws and regulations and the impact of active enforcement of those laws and regulations, including any changes with respect thereto or attempts to recharacterize their offerings as credit sales, (10) information technology and data security costs; (11) the impact of any breaches in data security or other disturbances to the Company’s or Brigit’s information technology and other networks and the Company’s and Brigit’s ability to protect the integrity and security of individually identifiable data of its customers and employees; and (12) the other risks detailed from time to time in the Company’s SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	December 12, 2024	By:	/s/ Bryan Pechersky
Bryan Pechersky
Executive Vice President, General Counsel and Corporate Secretary